EXHIBIT 99.1

The Instructions accompanying this Letter of Transmittal and Election Form should be read carefully before this Letter of Transmittal and Election Form is completed. The Depositary can assist you in completing this Letter of Transmittal and Election Form (see the back cover of this document for address and telephone number).

LETTER OF TRANSMITTAL AND ELECTION FORM

for Deposit of Common Shares of

FIBREK INC.

Pursuant to the Offer to Purchase and Circular dated February 29, 2012, made by

MERCER INTERNATIONAL INC.

and

MERC ACQUISITION INC.,

a wholly-owned subsidiary of MERCER INTERNATIONAL INC.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M., EASTERN TIME, ON APRIL 6, 2012 (THE “EXPIRY TIME”), UNLESS EXTENDED OR WITHDRAWN BY THE OFFEROR.

This letter of transmittal and election form (the “Letter of Transmittal”) (or a manually signed facsimile copy hereof), properly completed and duly executed in accordance with the instructions set out herein, together with all other required documents, must accompany the share certificates (“Fibrek Share Certificates”) representing all of the issued and outstanding common shares of Fibrek Inc. (“Fibrek”), including any Fibrek common shares that may become issued and outstanding after the date of the Offer (as defined below) but before the Expiry Time, upon the exercise of options issued under Fibrek’s share option plan implemented on May 19, 2010 (collectively, the “Fibrek Shares”), deposited pursuant to the offer dated February 29, 2012 (the “Offer”), made by Mercer International Inc. (“Mercer”), a Washington corporation, and MERC Acquisition Inc., a Canadian corporation and a wholly-owned subsidiary of Mercer (“MERC Acquisition” and, together with Mercer, the “Offeror”), to purchase all of the issued and outstanding Fibrek Shares for consideration per Fibrek Share (the “Offer Consideration”) payable, at the election of each holder, in one of the following forms:

•	C$1.30 per share in cash (the “Cash Only Option”), subject to pro ration as described in the Offer;

•	0.1540 of a share (a “Mercer Share”) of Mercer common stock (the “Share Only Option”), subject to proration as described in the Offer; or

•	C$0.54 in cash plus 0.0903 of a Mercer Share (the “Cash and Share Option”).

The terms and conditions of the Offer set forth in the Offeror’s formal offer to purchase and take-over bid circular dated February 29, 2012 (the “Offer to Purchase and Circular”) are incorporated by reference into this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer to Purchase and Circular have the meanings ascribed to them therein. The Offer to Purchase and Circular contains important information and Fibrek shareholders are urged to read the Offer to Purchase and Circular in its entirety.

This Letter of Transmittal is to be used for the deposit of Fibrek Shares. Depositing Fibrek shareholders may use this Letter of Transmittal if Fibrek Share Certificates are to be forwarded herewith. Fibrek shareholders may also accept the Offer by (i) following the procedures for book-entry transfer established by CDS Clearing and Depository Services Inc. (“CDS”), provided that a Book-Entry Confirmation through the CDS on-line tendering system pursuant to which book-entry transfers through CDS may be effected (“CDSX”) is received by the depositary and exchange agent appointed for the Offer, being Computershare Investor Services inc. (the “Depositary”) at its office in Toronto, Ontario, Canada prior to the Expiry Time of the Offer, or (ii) following the procedures for book-entry transfer established by the Depository Trust Company (“DTC”), provided that a Book-Entry Confirmation, together with an Agent’s Message in respect thereof, or a properly completed and duly executed Letter of Transmittal and any other required documents are received by the Depositary at its office in Toronto, Ontario, Canada prior to the Expiry Time of the Offer. Fibrek shareholders accepting the Offer through book-entry transfer must ensure that such documents or Agent’s Message(s) are received by the Depositary. See Section 3 of the Offer to Purchase entitled “Manner of Acceptance – Book-Entry Transfer.”

The Depositary (the address and telephone number of which are on the back cover of this Letter of Transmittal) or your broker, bank, custodian or other financial advisor can assist you in completing this Letter of Transmittal. A Fibrek shareholder who wishes to deposit Fibrek Shares pursuant to the Offer and whose Fibrek Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should immediately contact such broker, investment dealer, bank, trust company or other nominee in order to take the necessary steps to be able to deposit such Fibrek Shares pursuant to the Offer.

Fibrek shareholders who wish to deposit Fibrek Shares pursuant to the Offer and (i) whose Fibrek Share Certificates are not immediately available, (ii) who cannot deliver their Fibrek Share Certificates and all other required documents to the Depositary before the Expiry Time, or (iii) who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless validly deposit such Fibrek Shares pursuant to the Offer by following the procedures for guaranteed delivery as set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance – Procedures for Guaranteed Delivery”. See Instruction 2 of this Letter of Transmittal.

In this Letter of Transmittal, “C$” refers to Canadian dollars and “US$” refer to U.S. dollars.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW WITH SIGNATURE GUARANTEE IF REQUIRED, IF YOU ARE A U.S. HOLDER (AS DEFINED IN INSTRUCTION 7 OF THIS LETTER OF TRANSMITTAL), YOU MUST ALSO EITHER COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR, IF YOU HAVE A U.S. ADDRESS BUT ARE NOT CONSIDERED A U.S. PERSON FOR U.S. FEDERAL TAX PURPOSES, COMPLETE A FORM W-8. SEE INSTRUCTION 7.

Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

TO:	Mercer International Inc. and MERC Acquisition Inc.

AND TO:	Computershare Investor Services Inc., acting as Depositary for the Offer

The undersigned hereby deposits the Fibrek Shares listed below and, subject only to the provisions of the Offer regarding withdrawal of deposited Fibrek Shares, irrevocably accepts the Offer for such Fibrek Shares upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase and Circular (including if the Offer is extended or amended, the terms and conditions of such extension or amendment), receipt of which is hereby acknowledged.

Box 1
DESCRIPTION OF FIBREK SHARES DEPOSITED
Fibrek Share Certificate Number(s)	Name(s) in which Fibrek Shares are Registered	Number of Fibrek Shares Represented by Certificate*	Number of Fibrek Shares Deposited**

Total of Fibrek Shares

Box 2
ELECTION FOR CASH AND SHARES OR CASH OR SHARES

Under the Offer, the undersigned hereby elects to receive one of the following forms of consideration for the deposited Fibrek Shares represented by the certificate(s) listed in Box 1 above. Fibrek shareholders may elect to receive either the Cash and Share Option (Option A) OR the Cash Only Option (Option B) OR the Shares Only Option (Option C).

FIBREK SHAREHOLDERS MAY CHOOSE ONE OF THE OPTIONS BELOW:

☐ Option A – THE CASH AND SHARE OPTION

Fibrek shareholders who check this box will receive for each Fibrek Share C$0.54 in cash plus 0.0903 of a Mercer Share deposited under this Option A.

☐ Option B – THE CASH ONLY OPTION

Fibrek shareholders who check this box will receive C$1.30 in cash for each Fibrek Share (subject to proration in the manner set forth in the Offer to Purchase) deposited under this Option B.

☐ Option C – THE SHARE ONLY OPTION

Fibrek shareholders who check this box will receive 0.1540 of a Mercer Share for each Fibrek Share (subject to proration in the manner set forth in the Offer to Purchase) deposited under this Option C.

Any Fibrek shareholder who does not properly elect one of the Cash and Share Option, the Cash Only Option or the Shares Only Option in this Letter of Transmittal and the Notice of Guaranteed Delivery, if applicable, with respect to any Fibrek Shares deposited by such shareholder pursuant to the Offer will be deemed to have elected the Cash and Share Option.

Fractional Mercer Shares will not be issued pursuant to the Offer. The consideration paid to Fibrek shareholders in lieu of fractional Mercer Shares will be distributed by the Depositary to such Fibrek shareholders on a pro rata basis net of commissions, as described in Section 3 of the Offer to Purchase entitled “Manner of Acceptance – Fractional Shares”.

*	Need not be completed if transfer is made by book entry.
**	Unless otherwise indicated, it will be assumed that all Fibrek Shares evidenced by any Fibrek Share Certificates delivered to the Depositary are being deposited. See Instruction 3.

Subject to, and effective on and after the date that the Offeror takes up and pays for the Fibrek Shares deposited herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all Fibrek Shares deposited hereby (the “Purchased Fibrek Shares”) together with all rights and benefits arising therefrom, including the right to any and all cash and stock dividends, securities, rights, warrants or other interests or distributions which may be accrued, declared, paid, issued, distributed, made or transferred on or in respect of such Fibrek Shares and which are made payable or distributable to the holders of those Fibrek Shares of record on a date on or after the date of the Offer. If Fibrek should declare or pay any cash or stock dividend or make any other distribution on, or issue any securities, rights, warrants or other interests or distributions in respect of, Fibrek Shares after the date of the Offer (and without prejudice to our rights described under Section 4 of the Offer to Purchase, “Conditions of the Offer”) which is payable or distributable to Fibrek shareholders on a record date prior to the date of transfer into the name of MERC Acquisition (or its nominee or transferee) of Fibrek Shares deposited pursuant to the Offer, then such dividend, distribution or rights will be received and held by the depositing Fibrek shareholder for our account and: (i) to the extent that such cash dividends or cash distributions or payments do not exceed the cash consideration payable to the depositing Fibrek shareholder pursuant to the Offer, the amount payable to the depositing Fibrek shareholder will be reduced by the amount of any such cash dividend, distribution or payment; and (ii) the amount by which any such cash dividend or cash distribution or payment exceeds the amount payable in cash to the depositing Fibrek shareholder, or, in the case of any non-cash dividend, distribution, payment or rights, assets, property, securities or other interests, the whole of any such dividend, distribution, payment, assets, property, securities or other interests, shall be remitted promptly by the depositing holder to the Depositary or another person designated by us for our account accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror shall be entitled to all rights and privileges as the owner of any such dividend, distribution or rights and may deduct the value thereof from the amount payable in cash by it pursuant to the Offer to the depositing Fibrek shareholder.

Subject to, and effective on and after the date that the Offeror takes up and pays for the Fibrek Shares deposited herewith in accordance with the terms of the Offer, the undersigned hereby irrevocably appoints the Offeror or their designees as the true and lawful agent, attorney and attorney-in-fact of the undersigned with respect to the Purchased Fibrek Shares and any and all stock dividends, securities, rights, warrants or other interests or distributions which may be accrued, declared, paid, issued, transferred, made or distributed on or in respect of such Fibrek Shares and which are made payable or distributable to the holders of those Fibrek Shares of record on a date on or after the date of the announcement of the Offer (collectively, “Other Securities”). This appointment is effective from and after the date (the “Effective Date”) the Purchased Fibrek Shares are taken up and paid for under the Offer and affords the Offeror full power of substitution (such power of attorney being coupled with an interest and irrevocable), in the name and on behalf of the undersigned, to:

a)	register, record, transfer and enter the transfer of the Purchased Fibrek Shares and any Other Securities on the books of Fibrek;

b)	vote, execute and deliver any instruments of proxy, authorizations and consents in form and on terms satisfactory to the Offeror in respect of any Purchased Fibrek Shares and any or all Other Securities, revoke any such instrument, authorization or consent given prior to or after the Effective Date, designate in any such instruments of proxy any person(s) as the proxy or the proxy nominee(s) of the Fibrek shareholder in respect of those Purchased Fibrek Shares and those Other Securities for all purposes;

c)	execute, endorse and negotiate any cheques or other instruments representing any dividend, distribution or other payment in respect of purchased Fibrek Shares or any Other Securities payable to the holder; and

d)	exercise any and all other rights of a holder of Purchased Fibrek Shares and any Other Securities.

The foregoing proxies are effective only upon the Offeror taking up and paying for the Fibrek Shares deposited pursuant to the Offer. Any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise previously conferred or agreed to be conferred by the undersigned with respect to those Purchased Fibrek Shares and Other Securities shall be revoked as of the date on which the Purchased Fibrek Shares and Other Securities are taken up and paid for under the Offer and no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted by the undersigned with respect to those Purchased Fibrek Shares or Other Securities.

The undersigned understands that, in order for Fibrek Shares to be deemed validly deposited, immediately upon the Offeror taking up of such Fibrek Shares for payment, the Offeror or their designees must be able to exercise full voting, consent and other rights with respect to such Fibrek Shares and Other Securities, including, without limitation, voting at any meeting of holders of such securities. Accordingly, from and after the date on which the Purchased Fibrek Shares are taken up and paid for under the Offer, the undersigned hereby agrees:

a)	not to vote any of the Purchased Fibrek Shares or Other Securities at any meeting (whether annual, special or otherwise or any adjournment or postponement thereof including, without limitation, any meeting to consider a Second Step Transaction) of holders of those securities;

b)	except as otherwise may be agreed, not to exercise any other rights or privileges attached to any of those Purchased Fibrek Shares and Other Securities;

c)	to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents received in respect of all those securities; and

d)	to appoint in any such instruments of proxy, authorizations or consents, the person or persons specified by the Offeror as the proxy of the holder of the Purchased Fibrek Shares or Other Securities. Upon such appointment, all prior proxies and other authorizations (including, without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the holder of such Purchased Fibrek Shares or Other Securities with respect thereto will be revoked and no subsequent proxies or other authorizations or consents may be given by such person with respect thereto.

The undersigned understands that deposits of Fibrek Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase entitled “Manner of Acceptance” and in the instructions hereto will create and constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions set forth in the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), including the undersigned’s representations and warranties that:

a)	the undersigned has full power and authority to deposit, sell, assign and transfer the Fibrek Shares (and any Other Securities) being deposited and has not sold, assigned or transferred or agreed to sell, assign or transfer any of such Fibrek Shares (and Other Securities) to any other person;

b)	the undersigned owns the Fibrek Shares (and any Other Securities) being deposited within the meaning of all applicable securities Laws;

c)	the deposit of those Fibrek Shares (and any Other Securities) complies with all applicable securities Laws; and

d)	when those Fibrek Shares (and any Other Securities) are taken up and paid for under the Offer, the Offeror will acquire good title thereto free and clear of all liens, restrictions, charges, encumbrances and claims.

Without limiting the foregoing, if the consideration to be delivered in the Offer is amended in accordance with the Offer, the consideration to be delivered to the undersigned will be the amended consideration notwithstanding the fact that a different consideration is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase and Circular, the Offeror may not be required to take up and pay for any Fibrek Shares deposited under the Offer.

The undersigned, upon request, will execute and deliver any additional documents, transfers and other assurances deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Fibrek Shares or Other Securities deposited hereby.

All authority herein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of the undersigned and shall not be affected by and shall survive the death, incapacity, bankruptcy or insolvency of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned.

Fibrek Shares deposited under the Offer may be withdrawn by or on behalf of the depositing Fibrek shareholder (i) at any time before the time Fibrek Shares are taken up and paid for under the Offer, or (ii) in certain other circumstances as described in Section 7 of the Offer to Purchase entitled “Right to Withdraw”. The Offeror will not amend the Offer to alter the withdrawal rights of Fibrek shareholders.

The undersigned hereby requests that, upon the Offeror taking up the Fibrek Shares deposited hereby, the Depositary and the Offeror deliver or credit, as applicable, in the name or the account of the undersigned:

a)	a cheque for any cash portion of the Offer Consideration (including any cash in lieu of fractional Mercer Shares) payable in Canadian dollars;

b)	a DRS Statement (as defined below) (or, in the case of Fibrek shareholders who have deposited Fibrek Shares by book-entry transfer, credit the Mercer Shares to the account at CDS or DTC, as applicable); and

c)	any Fibrek Shares not deposited or not taken up (or, in the case of Fibrek Shares deposited by book-entry transfer, credit the Fibrek Shares to the account at CDS or DTC, as applicable).

A “DRS Statement” means a Direct Registration System statement evidencing that Mercer Shares have been issued under the name of the applicable Fibrek shareholder and registered electronically in Mercer’s records.

Unless the undersigned instructs the Depositary to hold for pick-up the cheque, the DRS Statement and returned Fibrek Share Certificates by checking the appropriate box below, the cheque, the DRS Statement and returned Fibrek Share Certificates will be forwarded by first class mail to the undersigned at the address set forth below. If no address is specified, the cheque, the DRS Statement and returned Fibrek Share Certificates will be forwarded to the address of the Fibrek shareholder as shown on the register of Fibrek shareholders maintained by or on behalf of Fibrek. Cheques mailed in accordance with this paragraph will be deemed to be delivered and payment will be deemed to be made by Mercer at the time of mailing.

If any Fibrek Shares deposited under the Offer are not taken up pursuant to the Offer for any reason, including if the Offeror withdraw or terminate the Offer, if, at or immediately prior to the Expiry Time, a condition to the Offer is not satisfied and has not been waived by the Offeror, if Fibrek Shares are not properly deposited or if certificates are submitted for more Fibrek Shares than are properly deposited, then certificates representing the deposited Fibrek Shares that are not taken up (or were not properly deposited) will be returned to the depositing shareholder without expense to the shareholder at the address of such shareholder specified in this Letter of Transmittal or if no address is specified, at the address of such shareholder as shown on the register of shareholders maintained by or on behalf of Fibrek. In the case of Fibrek Shares deposited by book-entry transfer into an account maintained by the Depositary with CDS or DTC, as applicable, those Fibrek Shares that have not been taken up or properly deposited will be credited to the depositing shareholder’s account maintained by CDS or DTC, as applicable, in each case promptly after the Expiry Time or withdrawal or termination of the Offer.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l’offre acceptée par cette lettre d’acceptation et d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

FIBREK SHAREHOLDER INFORMATION AND INSTRUCTIONS

Before signing this Letter of Transmittal, please review carefully and complete the following boxes, as appropriate.

BLOCK A

REGISTRATION AND PAYMENT INSTRUCTIONS

The cheque for cash payable pursuant to the Offer (less any applicable withholding taxes and without interest), DRS Statement for Mercer Shares issuable pursuant to the Offer and/or Fibrek Share Certificates not deposited or accepted for exchange are to be delivered in the name of:

BLOCK B

DELIVERY INSTRUCTIONS

Send the cheque for cash payable pursuant to the Offer (less any applicable withholding taxes and without interest), the DRS Statement for Mercer Shares issuable pursuant to the Offer and/or Fibrek Share Certificates not deposited or accepted for exchange (unless Block C is checked) to:

☐       Same as address in Block A (check box) or to:

(Name)	(Name)

(Street Address and Number)	(Street Address and Number

(City and Province or State)	(City and Province or State)

(Country and Postal (or Zip) Code)	(Country and Postal (or Zip) Code)

(Telephone – Business Hours)	(Telephone – Business Hours)

(Tax Identification Number, Social Security Number or Social insurance Number)	(Tax Identification Number, Social Security Number or Social insurance Number)

(See Substitute Form W-9 included herein)

BLOCK C SPECIAL PICK-UP INSTRUCTIONS
☐

HOLD THE CHEQUE, DRS STATEMENT AND/OR FIBREK SHARE CERTIFICATES NOT DEPOSITED OR ACCEPTED FOR EXCHANGE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED (check box)

BLOCK D STATUS AS A U.S. HOLDER INDICATE WHETHER YOU ARE A U.S. HOLDER OR ARE ACTING ON BEHALF OF A U.S. HOLDER. A “U.S. Holder” is a Fibrek shareholder meeting the definition in Instruction 7.

☐	The person signing this Letter of Transmittal represents that it is not a U.S. Holder and is not acting on behalf of a U.S. Holder.

☐	The person signing this Letter of Transmittal is a U.S. Holder or is acting on behalf of a U.S. Holder.

IF YOU ARE A U.S. HOLDER OR ACTING ON BEHALF OF A U.S. HOLDER, IN ORDER TO AVOID U.S. FEDERAL BACKUP WITHHOLDING TAX ON PAYMENTS MADE PURSUANT TO THE OFFER, YOU MUST FURNISH A SUBSTITUTE FORM W-9. (SEE INSTRUCTION 7)

BLOCK E

DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY

☐       CHECK HERE IF FIBREK SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED  DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

(Name of Registered Holder)

(Date of Execution of Notice of Guaranteed Delivery)

(Window Ticket Number, if any)

(Name of Institution which Guaranteed Delivery))

If guaranteed delivery of Fibrek Shares is by book-entry transfer, also provide the following information:

(Account Number)

(Transaction Code Number)

BLOCK F

INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER

Complete, if applicable, in accordance with Instruction 6.

The owner signing this Letter of Transmittal represents that the investment dealer or broker who solicited and obtained this deposit is:

(Firm)	(Telephone Number)

(Address)	(Facsimile Number)

(Registered Representative)	(Registered Representative Identification Number)

FIBREK SHAREHOLDER SIGNATURE

Signature guaranteed by (if required under Instruction 4):	Dated:

Authorized Signature of Guarantor	Signature of Fibrek shareholder or Authorized Representative
(See instruction 4)

Name of Guarantor (please print or type)	Name of Fibrek shareholder (please print or type)

Address of Guarantor (please print or type)	Daytime Telephone Number and Facsimile Number of Fibrek shareholder

Social Insurance Number or Social Security Number or Taxpayer Identification Number of Fibrek shareholder

Name of Authorized Representative, if applicable (please print or type)

Daytime Telephone Number and Facsimile Number of Authorized Representative

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Signature Guarantees. If this Letter of Transmittal is signed by a person other than the registered holder(s) of Fibrek Shares deposited herewith, or if deposited Fibrek Shares not purchased are to be returned to a person other than such registered holder(s) or sent to an address other than the address of the registered holder(s) as shown in the register of Fibrek shareholders maintained by or on behalf of Fibrek, or if the DRS Statement or a cheque are to be delivered in the name of a person other than the registered holder(s) of the Fibrek Shares deposited herewith, such signature must be guaranteed by an Eligible Institution (as defined below) (except that no guarantee is required if the signature is that of an Eligible Institution) or in some other manner acceptable to the Depositary.

An “Eligible Institution” means a Canadian Schedule I chartered bank, a broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Agent Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP), or any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934). Members of these programs are usually members of a recognized stock exchange in Canada or the U.S., members of the Investment Industry Regulatory Organization of Canada, members of the National Association of Securities Dealers or banks and trust companies in the U.S.

2. Requirements of Deposit. This Letter of Transmittal (or a manually signed facsimile copy hereof), properly completed and duly executed as required by the instructions set forth below, together with accompanying Fibrek Share Certificates evidencing deposited Fibrek Shares (or, in the case of a book-entry transfer, a Book-Entry Confirmation through the CDSX system (in the case of Fibrek Shares held in CDS) or an Agent’s Message (in the case of Fibrek Shares held in DTC)) and all other documents required by the terms of the Offer and this Letter of Transmittal, must be received by the Depositary at the address of its office in Toronto, Ontario, Canada prior to the Expiry Time for the Offer unless the Offer is extended or withdrawn or unless the procedures for guaranteed delivery set forth below are employed. Fibrek shareholders accepting the Offer using book-entry transfer must ensure that the required documents are sent to the Depositary at its office in Toronto, Ontario, Canada.

If a Fibrek shareholder wishes to deposit Fibrek Shares pursuant to the Offer and (a) the Fibrek Share Certificates representing those Fibrek Shares are not immediately available, (b) such shareholder cannot deliver the Fibrek Share Certificates and all other required documents to the Depositary before the Expiry Time, or (c) such shareholder cannot comply with the procedures for book-entry transfer on a timely basis, such Fibrek Shares may nevertheless be deposited pursuant to the Offer if all of the following conditions are met: (i) the deposit is made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery (or a manually signed facsimile thereof) with any required signature guarantees, is received by the Depositary at its office specified in the Notice of Guaranteed Delivery at or before the Expiry Time; and (iii) the Fibrek Share Certificates representing the deposited Fibrek Shares in proper form for transfer, in each case together with a properly completed and duly executed Letter of Transmittal (or, in the case of a book-entry transfer, a Book-Entry Confirmation through the CDSX system (in the case of Fibrek Shares held in CDS) or an Agent’s Message (in the case of Fibrek Shares held in DTC)), in the appropriate form covering such shares and any other documents required by this Letter of Transmittal, are received at the office of the Depositary in Toronto, Ontario, Canada on or before 5:00 p.m. (local time at the place of deposit) on the third trading day on the Toronto Stock Exchange after the date on which the Expiry Time occurred.

To be effective, the Notice of Guaranteed Delivery must be delivered by hand or courier, transmitted by facsimile or mailed to the Depositary at its office specified in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form provided in the Notice of Guaranteed Delivery.

If Fibrek Share Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile copy hereof) must accompany each such delivery.

USE OF THE MAIL TO TRANSMIT THIS LETTER OF TRANSMITTAL, FIBREK SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH CDS OR DTC, IS AT THE FIBREK SHAREHOLDER’S RISK. IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE DELIVERED BY HAND TO THE DEPOSITARY AND THAT A RECEIPT BE OBTAINED FOR THEIR DEPOSIT. IF DOCUMENTS ARE MAILED, IT IS RECOMMENDED THAT INSURED MAIL WITH RETURN RECEIPT OR ACKNOWLEDGEMENT OF RECEIPT BE USED AND THAT PROPER INSURANCE BE OBTAINED.

No alternative, conditional or contingent deposits will be accepted. All depositing Fibrek shareholders, by executing this Letter of Transmittal (or a manually signed facsimile copy of this Letter of Transmittal if by an Eligible Institution), waive any right to receive any notice of the acceptance of their Fibrek Shares for payment. Holders of Fibrek Shares registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing their Fibrek Shares.

3. Partial Deposits (not applicable to Fibrek shareholders who tender by book-entry transfer). If fewer than all the Fibrek Shares evidenced by any Fibrek Share Certificate submitted are to be deposited, fill in the number of Fibrek Shares which are to be deposited in the box entitled “Number of Common Shares Deposited” in Box 1 entitled “Description of Fibrek Shares Deposited”. In such case, new Fibrek Share Certificates for the Fibrek Shares that were evidenced by your old Fibrek Share Certificates, but were not deposited by you, will be sent to you as soon as practicable after the Expiry Time of the Offer. The total number of Fibrek Shares evidenced by all Fibrek Share Certificates will be deemed to have been deposited unless otherwise indicated. If certificates representing Fibrek Shares not deposited to or purchased under the Offer are to be returned to an address other than that of the person shown in the register of Fibrek shareholders maintained by or on behalf of Fibrek, complete Block B of this Letter of Transmittal.

4. Signatures on Letter of Transmittal, Stock Powers and Endorsements. This Letter of Transmittal must be completed and signed by the registered holder of deposited Fibrek Shares accepting the Offer described above or by such holder’s duly authorized representative (as described below).

If this Letter of Transmittal is signed by the registered holder(s) of the accompanying Fibrek Share Certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such Fibrek Share Certificate(s) without any change whatsoever, and the Fibrek Share Certificate(s) need not be endorsed. If such transmitted Fibrek Share Certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any deposited Fibrek Shares are registered in different names on several Fibrek Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Fibrek Share Certificates.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the accompanying Fibrek Share Certificate(s), or if a cheque or the DRS Statement are to be delivered to a person other than the registered holder(s):

a)	such deposited Fibrek Share Certificate(s) must be endorsed or accompanied by an appropriate transfer power of attorney duly and properly completed by the registered holder(s); and

b)	the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as appearing on the Fibrek Share Certificate(s) and must be guaranteed as noted in Instruction 1.

If this Letter of Transmittal or any Fibrek Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate the relevant capacity when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted.

5. Delivery Instructions. If any cheque(s) and DRS Statement(s) are to be sent to or, in respect of partial deposits of Fibrek Shares, Fibrek Share Certificates are to be returned to someone at an address other than the address of the Fibrek shareholder as it appears in Block A on this Letter of Transmittal entitled “Registration and Payment Instructions”, then Block B on this Letter of Transmittal entitled “Delivery Instructions” should be completed. If Block B is not completed, any cheque(s) and DRS Statement(s) will be mailed to the depositing Fibrek shareholder at the address of such holder as it appears in Block A or, if no address is provided in Block A, then it will be sent to the address of such Fibrek shareholder as shown on the register of Fibrek shareholders maintained by or on behalf of Fibrek. Any cheque(s) and DRS Statement(s) mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered and payment will be deemed to be made by the Offeror at the time of mailing.

6. Solicitation. If a Soliciting Dealer Group has been formed with respect to the Offer, identify the investment dealer or broker, if any, who solicited acceptance of the Offer by completing Block F on this Letter of Transmittal entitled “Investment Dealer or Broker Soliciting Acceptance of the Offer”. If this deposit represents more than one beneficial holder, all beneficial holder information must be provided on a list that must accompany the deposit that must be forwarded by members of the Soliciting Dealer Group to the place of deposit in accordance with previously published procedures.

7. Substitute Form W-9 for U.S. Holders Only. For purposes of this Letter of Transmittal, a “U.S. Holder” means a beneficial owner of Fibrek Shares that is (i) a citizen or individual resident of the U.S. for U.S. federal income tax purposes; (ii) a corporation (or an entity classified as a corporation for U.S. federal tax purposes) created or organized in or under the Laws of the U.S. or any political subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Code, have authority to control all of its substantial decisions or (B) it has properly elected under applicable Treasury Regulations to continue to be treated as a U.S. person.

United States federal income tax law generally requires a U.S. Holder who receives cash in exchange for Fibrek Shares to provide the Depositary with its correct Taxpayer Identification Number (“TIN”), which, in the case of a U.S. Holder who is an individual, generally is the individual’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained by filing a U.S. tax return.

To prevent backup withholding, each U.S. Holder must provide its correct TIN by completing the “Substitute Form W-9” set forth in this document, which requires the Fibrek shareholder to certify under penalties of perjury, (1) that the TIN provided is correct (or that such holder is awaiting a TIN), (2) that (i) the holder is exempt from backup withholding; (ii) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding; and (3) that the holder is a U.S. person for U.S. federal income tax purposes (including a U.S. resident alien).

Exempt holders (including, among others, all corporations) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write “Exempt” in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

If Fibrek Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for information on which TIN to report. If a U.S. Holder does not have a TIN, such holder should: (i) consult the enclosed W-9 Guidelines for instructions on applying for a TIN, (ii) write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

If a Fibrek shareholder has a U.S. address, but is not considered a U.S. person for U.S. federal income tax purposes, such holder is required to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalties of perjury. Such appropriate IRS Form W-8 may be obtained from the Depositary.

A FIBREK SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY FILING A TAX RETURN WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

TO ENSURE COMPLIANCE WITH U.S. TREASURY DEPARTMENT CIRCULAR 230, U.S. HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS DOCUMENT IS NOT INTENDED OR WRITTEN BY OFFEROR TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER UNDER THE U.S. INTERNAL REVENUE CODE; (B) THESE DISCUSSIONS WERE WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE OFFER; AND (C) EACH TAXPAYER SHOULD SEEK ADVICE FROM AN INDEPENDENT TAX ADVISOR BASED ON ITS PARTICULAR CIRCUMSTANCES.

8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Depositary at its address and telephone number, as set forth below. Requests for additional copies of the Offer to Purchase and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Depositary, and copies will be furnished promptly at Mercer’s expense. Fibrek shareholders may also contact their brokers, investment dealers, banks, trust companies or other nominees for assistance concerning the Offer.

9. Lost, Destroyed or Stolen Certificates. If any Fibrek Share Certificate has been lost, destroyed or stolen, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary at its office in Toronto, Ontario, Canada. The Depositary will forward such letter to the transfer agent for the Fibrek Shares so that the transfer agent may provide replacement instructions. If a Fibrek Share Certificate has been lost or destroyed, please ensure that you provide your telephone number to the Depositary so that the Depositary or the transfer agent for the Fibrek Share Certificate may contact you. If your Fibrek Share Certificate has been lost or destroyed, you must take the foregoing action sufficiently in advance of the Expiry Time in order to obtain a replacement certificate in sufficient time to permit the replacement certificate to be tendered to the Offer prior to the Expiry Time.

10. Miscellaneous.

a)	Fibrek shareholders will not be required to pay any fee or commission if they accept the Offer by depositing their Fibrek Shares directly with the Depositary or if they make use of the services of a Soliciting Dealer (if Mercer decides to form a Soliciting Dealer Group) to accept the Offer. However, a broker or nominee through whom a Fibrek shareholder owns Fibrek Shares may charge a fee to deposit Fibrek Shares on behalf of the Fibrek shareholder. Fibrek shareholders should contact their broker or investment dealer to determine whether any charges will apply. Fibrek shareholders should also contact the Depositary or a broker or investment dealer for assistance in accepting the Offer and in depositing the Fibrek Shares with the Depositary. In addition, the consideration paid to Fibrek shareholders in lieu of fractional Mercer Shares will be distributed by the Depositary to such Fibrek shareholders net of commissions.

b)	The Offeror will not pay any fees or commissions to any broker or investment dealer or any other person for soliciting deposits of Fibrek Shares, if applicable, pursuant to the Offer except as otherwise contemplated by the Offer to Purchase and Circular (other than to the Dealer Manager, the Depositary, the Information Agent and members of the Soliciting Dealer Group).

c)	If deposited Fibrek Shares are registered in different forms (e.g., “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

d)	No alternative, conditional or contingent deposits will be accepted and no fractional Fibrek Shares will be purchased. All Fibrek shareholders by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of Fibrek Shares for payment, except as required by applicable laws.

e)	Before completing this Letter of Transmittal, you are urged to read the accompanying Offer to Purchase and Circular and the Notice of Guaranteed Delivery.

f)	All questions as to the validity, form, eligibility (including, without limitation, timely receipt) and acceptance of any Fibrek Shares deposited under the Offer will be determined by the Offeror in their sole discretion. Fibrek shareholders agree that such determination will be final and binding. The Offeror reserve the absolute right to reject any and all deposits that they determines not to be in proper form or that may be unlawful to accept under the Laws of any jurisdiction. The Offeror reserve the absolute right to waive any defects or irregularities in the deposit of any Fibrek Shares. There shall be no duty or obligation of the Offeror, the Depositary or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred or suffered by any of them for failure to give any such notice. The Offeror’ interpretation of the terms and conditions of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and any other related documents will be final and binding. The Offeror reserve the right to permit the Offer to be accepted in a manner other than that set out in the Offer to Purchase and Circular.

g)	If the space on this Letter of Transmittal is insufficient to list all Fibrek Share Certificates for the deposited Fibrek Shares additional certificate numbers and the number of deposited Fibrek Shares may be included on a separate signed list affixed to this Letter of Transmittal.

h)	The Offer to Purchase and Circular and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Québec applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Québec.

i)	The Offeror shall determine all questions relating to the interpretation of the Offer to Purchase and Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery, the validity (including time of receipt) of any acceptance of the Offer and any withdrawal of Fibrek Shares, including, without limitation, the satisfaction or non-satisfaction of any condition, the validity, time and effect of any deposit of Fibrek Shares or notice of withdrawal of Fibrek Shares and the due completion and execution of the Letter of Transmittal or Notice of Guaranteed Delivery. The Offeror’ determination of such matters shall be final and binding for all purposes. The Offeror reserve the right to waive any defect in acceptance with respect to any particular Fibrek Share or any particular Fibrek shareholder. There shall be no obligation on the Offeror or the Depositary to give notice of any defects or irregularities in any acceptance or notice of withdrawal and no liability shall be incurred by any of them for failure to give any such notification.

j)	The Offeror reserve the right, in accordance with applicable law, to permit a Fibrek shareholder to accept the Offer in a manner other than as set out above.

THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY (TOGETHER WITH FIBREK SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE COPY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRY TIME FOR THE OFFER, AS SUCH EXPIRY TIME MAY BE EXTENDED.

TO BE COMPLETED BY U.S. HOLDERS

(See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” below)

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Please fill out your name and address below: Name:
Address: -

City, State and Zip Code:

	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number: OR Employer Identification Number:
Part 2 – Awaiting TIN ☐ Exempt ☐

CERTIFICATION – UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS – You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. If you are exempt from backup withholding, check the “Exempt” Box in Part 2.

The IRS does not require your consent to any provision of this document other than certifications required to avoid backup withholding.

SIGNATURE	DATE

NAME (Please Print)

ADDRESS (Number and street)

City, State and Zip Code

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

U.S. HOLDERS MUST COMPLETE THE FOLLOWING CERTIFICATE IF THEY CHECKED THE “AWAITING TIN” BOX IN PART 2 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 calendar days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.

Social Security numbers have nine digits separated by two hyphens: i.e., 000-000-000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the NAME and SOCIAL SECURITY or EMPLOYER IDENTIFICATION number of	For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION number of
1. Individual	The individual	6. A valid trust, estate, or pension trust	The legal entity(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. Corporate or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor trustee(1)	9. Partnership or multi-member LLC	The partnership

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10. A broker or registered nominee	The broker or nominee

5. Sole proprietorship or single-owner LLC	The owner(3)	11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	Show the name of the individual owner. Use either SSN or EIN.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9 (PAGE 2)

How to Get a TIN

To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Business Topics. Use Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Form SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, check the “Awaiting TIN” Box in Part 2, sign and date the form in the two spaces indicated, and return it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 calendar days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 calendar days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN or that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and return it to the payer.

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations generally are exempt from backup withholding.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” Box in Part 2, and sign and date the form.

Exempt Payees

Backup withholding is not required on any payments made to the following payees:

(1)	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of US$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a US$500 penalty.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

THE DEPOSITARY FOR THE OFFER IS:

By Registered Mail, Hand or Courier Computershare Investor Services Inc. 100 University Avenue 9th Floor Toronto, Ontario M5Y 2Y1 Attention: Corporate Actions	By Mail Computershare Investor Services Inc. P.O. Box 7021 31 Adelaide Street East Toronto, Ontario M5C 3H2

Inquiries

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-mail: corporateactions@computershare.com

ANY QUESTIONS OR REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO

THE INFORMATION AGENT:

Toll-Free (North America): 1-877-304-0211

Banks brokers or collect calls: 416-304-0211

Email: assistance@laurelhill.com

Any questions and requests for assistance may be directed by Fibrek shareholders to the Depositary at its telephone number and location set forth above.